UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 7, 2011
W. S. INDUSTRIES INC.
(Exact name of registrant as specified in its charter)
Nevada	333-150775	98-0439650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Arbutus Street, Suite 250, Vancouver, British Columbia		V6J 4R1
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(604) 830-6499
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective January 6, 2011, James F. Dempsey resigned as President, Chief Executive Officer and a Director of the Registrant.

Effective January 6, 2011, Fraser Campbell was appointed to the board of directors of the Registrant and was appointed as President and Chief Executive Officer.

Fraser Campbell, age 51, Mr. Campbell is a partner and director of First Growth Management (“FGM”), a private company which invests both capital and varied management resources in small to mid-sized businesses. Mr. Campbell has held a number of executive positions in FGM investee companies including as President of Modu-Loc Fence Rentals Ltd., IFCO Systems Canada and PalEx Canada.  Mr. Campbell is a Director of Pacific Safety Products.  Mr. Campbell studied Geology and Chemistry at the University of Alberta and Concordia University.

Employment History

First Growth Management

Partner

2005-Present

Modu-Loc Fence Rentals

CEO /President

2004-2010

IFCO Canada

CEO / President

2001-2002

IFCO Canada

CEO / President

1999-2000

Palex Canada

CEO / President

1998-1999

Superior Management Group

CEO / President

1991-1998

Mr. Campbell has agreed to waive compensation at this time and no compensation was previously paid to him.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W.S. INDUSTRIES INC.
/s/ Fraser Campbell
Fraser Campbell
President and CEO

Date:	January 7, 2011